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                          SOUNDVIEW FINANCIAL GROUP, INC.
                              1995 STOCK OPTION PLAN
                                                                    Exhibit 10.2

I.  PURPOSES

SoundView Financial Group, Inc. (the "Company") desires to afford certain of its key employees and the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company.

The stock option ("Options") and stock appreciation rights ("Rights") offered pursuant to this 1995 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements of Section 422 of the Code ("Nonqualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II. AMOUNT OF STOCK SUBJECT TO THE PLAN

The total number of shares of common stock, $.01 par value, of the Company ("Common Stock") which either may be purchased pursuant to the exercise of Options granted under the Plan, and all prior stock option plans of the Company, or acquired pursuant to the exercise of Rights granted under the Plan, and all prior stock option plans of the Company, shall not exceed, in the aggregate, five million (5,000,000) shares of the currently authorized Common Stock of the Company (the "Shares"). The term "Shares" shall include any securities, cash or other property into which Shares may be changed through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure pursuant to Article XIII. Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or acquired under the Plan has been exceeded.

Shares, which may be acquired under the Plan, may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, new Options or Rights may be granted with respect to the Shares covered by such expired or terminated Options or Rights, provided that the grant and the terms of such new Options or Rights shall in all respects comply with the provisions of the Plan.

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Except as provided in Article XXV, the Company may, from time to time during the period beginning October 19, 1995 (the "Effective Date") and ending October 18, 2005 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options, Rights or both Options and Rights, under the terms hereinafter set forth.

Provisions of the Plan which pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.

As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Section 424(f) and 424(e) of the Code.

III. ADMINISTRATION

The board of directors of the Company (the "Board of Directors") may designate an option committee (the "Committee"), which shall consist of no fewer than three members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors. A member of the Committee shall not be eligible to participate in the Plan.

Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors or an executive committee thereof; provided, however, that, with respect to the participation in the Plan by employees who are members of the Board of Directors or of the executive committee, as the case may be, such powers and functions of the Committee may be exercised by the Board of Directors or the executive committee only if, at the time of such exercise, a majority of the members of the Board of Directors and a majority of the directors acting in the particular matter, or all the members of the executive committee, as the case may be, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the employees to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted to employees, the number of Shares which shall be subject to each Option or Right, the

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purchase price of each Share which shall be subject to each Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), the extent of any restrictions as to substantial risk of forfeiture and transferability to be imposed on Shares subject to Options, and the other terms and provisions thereof. In determining the employees to whom Options or Rights shall be granted and the number of Shares for which Options or Rights shall be granted to each employee, the Board of Directors or the Committee shall consider, among other things, the length of service, the amount of earnings, and the responsibilities and duties of such employee; provided, however, that no employee shall be granted Incentive Options in any calendar year to purchase shares of stock in the Company or in any subsidiary corporation or parent corporation of the Company in excess of the maximum allotment prescribed in Article V.

Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and Options and Rights granted thereunder, to amend the Plan and Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors or the Committee, as the case may be, also shall have the authority to require, in its discretion, that the employee agree, upon or promptly after the grant of an Option or Right, (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of an Option or Right granted under the Plan except as permitted under the terms of the Option or Right, and (ii) that in the event of termination of employment of such employee, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment, or participate directly or indirectly in any other business or enterprise , which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, (including for this purpose a subsidiary or parent corporation at any time from the date of grant through the termination of the employee's employment), or enter into any employment in which such employee will be called upon to utilize special knowledge and/or information obtained through employment with the Company or any subsidiary corporation or parent corporation thereof, all as may be set forth in the Option or Right.

The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any

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action or determination made in good faith with respect to the Plan or any
Option or Right granted hereunder.

The determination of the Board of Directors or the committee, as the case may be, on matters referred to in this Article III shall be conclusive.

IV. ELIGIBILITY

Options and Rights may be granted only to key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except as hereinafter provided, and shall not be granted to any officer or director who is not also a key employee. Any person who shall have retired from the active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option or a Right.

An Incentive Option shall not be granted to any person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, unless (i) the exercise price per Share is not less than one hundred ten (110%) percent of the fair market value per Share on the date such Option is granted, and
(ii) such Option by its terms is not exercisable after the expiration of five
(5) years from the date such Option is granted. In determining stock ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.

V. MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS

To the extent that the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under this Plan as well as all other plans, if any, of the Company or any subsidiary corporation or parent corporation) exceeds $100,000, such options shall be treated as Nonqualified Options. For the purpose of this limitation, the fair market value of stock subject to an Incentive Option shall be determined as of the time such Option is granted.

VI. OPTION PRICE AND PAYMENT

The price for each Share purchasable under any Nonqualified Option granted hereunder shall be such amount as the Board 0f Directors or the Committee, as the case may be, determines at the date of grant thereof.

The price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall,

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in its best judgment, determine on the basis of facts and circumstances to be not less than one hundred (100%) percent of the fair market value per Share at the date the Incentive Option is granted; provided, however, that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation thereof, the purchase price for each Share shall be such amount as the Board or Directors or the committee, as the case may be, in its best judgment, shall determine to be not less than one hundred and ten (110%) percent of the fair market value per Share at the date the Option is granted.

If the Shares are listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per Share shall be deemed to be the closing quotation at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Board of Directors or the Committee, as the case may be, shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

If at the date an Option is granted a public market exists for the Shares but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for such Shares in the United states on the date such Option is granted. If there are no bid and asked quotations for such Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market in the United States for such Shares on the closest date preceding the date such Option is granted for which such quotations are available.

For purposes of this Plan, if there is no public market for the Shares the determination of the fair market value of a Share shall be made by the Board of Directors or the Committee, as the case may be, in their best judgment based upon all facts and circumstances and shall be binding and conclusive.

Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it Shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an

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Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise his or her Option, (a) in whole or in part, by delivering to the Company common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such stock, the fair market value of the stock so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Board of Directors or the Committee, as the case may be, shall determine, at the time of such exercise, in its sole discretion; provided, however, that (i) the principal amount of such note shall not exceed ninety (90%) percent (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option, and (ii) payment for Shares with a promissory note, to the extent provided herein, is permissible under applicable law.

VII. USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

VIII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

Unless the Board of Directors or the Committee, as the case may be, shall determine otherwise (in which event the instrument evidencing the Option granted hereunder shall so specify), and subject to the provisions of Article IV, any Incentive Option granted hereunder shall be exercisable during a period of not more than ten (10) years from the date of grant of such Option at such times and in such amounts as the Board of Directors or the Committee, as the case may be; shall determine at such date of grant.

Any Nonqualified Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors or the Committee, as the case may be; shall determine at the date of the grant of such Option.

The Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

To the extent that an Option is not exercised within

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the period of exercisability specified herein, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Board of Directors or the Committee, as the case may be, shall have the right to use the Shares as to which such Option shall not have been exercised to grant one or more additional Options to any eligible employee, but any such grant of an additional Option shall be made prior to the close of business on the Termination Date.

In no event shall an Option granted hereunder be exercised for a fraction of a share.

IX. EXERCISE OF OPTIONS

Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price, subject to the terms and conditions of the Option in each case.

X. STOCK APPRECIATION RIGHTS

In the discretion of the Board of Directors or the Committee, as the case may be, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Nonqualified) and in conjunction therewith or in the alternative thereto, or (iii) subsequent to the grant of a Nonqualified Option and in conjunction therewith or in the a1ternative thereto .

The exercise price of a Right granted alone shall be determined by the Board of Directors or the Committee, as the case may be, but shall not be less than one hundred (100%) percent of the fair market value of one share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of the related Option by the number of Shares for which such Option shall have been exercised.

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Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Board of Directors or the Committee, as the case may be.

A Right shall entitle the holder to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board of Directors or the Committee, as the case may be, in its sole discretion, but subject to the provisions of Article XVI hereof), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Board of Directors or the Committee, as the case may be, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, determined in the manner provided under Article VI, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised; provided, however, that the Board of Directors or the Committee, as the case may be, in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

If the Board of Directors or the Committee, as the case may be, disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not effect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board of Directors or the Committee, as the case may be. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

XI. NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other then by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XII. TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the

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Company and all subsidiary corporations and parent corporations, any Option or Right previously granted to the employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

          (a) if the employee shall die while in the employ of the Company or such subsidiary or parent corporation or during either the ten (10) day or ninety (90) day period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of death of the employee, may, not later than ninety (90) days from the date an executor or administrator is appointed to administer the estate of such employee, which 90-day period shall in no event extend beyond one year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any and all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such Option or Right; and

          (b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate either by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case way be), voluntary termination of employment other than in anticipation of being discharged for cause (as defined below), disability (as described in Section 22(e) (3) of the Code), or discharge by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of shares as specified by the Board of Directors or the Committee, as the case may be, in such Option or Right, at any time up to and including (i) ten (10) days after the date of such termination of employment in the case of termination by reason of retirement, voluntary termination by the employee other than in anticipation of being discharged for cause, physical disability or discharge other than for cause, and (ii) ninety (90) days after the date on which a representative is appointed to administer the affairs of such employee, which 90-day period

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     shall in no event extend beyond one year from the date of termination of employment, in the case of termination by reason of mental disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

If an employee voluntarily terminates his or her employment in anticipation of being discharged for cause, or is discharged for cause, any Option or Right granted hereunder, unless otherwise specified by the Board of Directors or the Committee, as the case may be, in the Option or Right, shall forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right as well as such other documentation as the Board of Directors or the Committee, as the case may be, may require.

For the purposes of the Plan, the term "for cause" (i) with respect to an employee who is party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of, the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, shall mean "for cause" or "cause" as defined therein; or (ii) in all other cases, shall be determined by the Committee or the Board of Directors, in its sole discretion, and shall include without limitation (a) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) conviction of the employee for commission of a felony whether or not in connection with the performance of the duties of such employee on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (d) the failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to cure such failures are given to the employee by the President of the Company or such subsidiary or parent corporation or by the Board of Directors or the Committee.

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For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment relationship is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the Chairman of the Board, the President, a senior vice-president or other duly authorized officer of such corporation.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

XIII. ADJUSTMENT OF SHARES:
EFFECT OF CERTAIN TRANSACTIONS

Notwithstanding any other provision contained herein:

          (a) In the event of any change in the Shares subject to the Plan or to any Option or Right granted under the plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure) appropriate adjustments shall be made by the Board of Directors or the Committee, as the case may be, as to the maximum number of Shares subject to the Plan, the maximum number of Shares for which Options or Rights may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under Options or Rights, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of
     Section 422 of the Code.

          (b) In the event that (x) the Board of Directors approves a consolidation or merger of the Company with another corporation (other than a subsidiary or parent of the Company), (y) the Board of Directors approves the sale of all or substantially all of the property or assets of the Company to an individual, entity (other than one or more subsidiaries and/or

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     the parent of the Company), or cooperating group of such individuals and/or entities, or (z) more than fifty (50%) percent of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, entity (other than one or more subsidiaries and/or the parent of the Company) or cooperating group of such individuals or entities, the Board of Directors or the Committee, as the case may be, shall have the right, in its discretion:

               (i) to permit any and all outstanding Options and Rights to become immediately exercisable;

               (ii) to determine that any and all outstanding Options and Rights shall terminate within a specified number of days after notice to the holder or holders thereof;

               (iii) to determine that any and all outstanding Options and Rights shall terminate within a specific number of days after notice to the holder or holders thereof and that such holder or holders shall receive, with respect to each Share subject to such terminated Option or Right, an amount equal to not less than the excess of the fair market value of the Shares immediately prior to the occurrence of such transaction over the exercise price of such Option or Right, such amount to be payable in cash (at such time or times and with or without interest as the Board of Directors or the Committee shall determine), in kind or property (including the property, if any, payable in such transaction), or in a combination thereof, as the Board of Directors or the Committee, as the case may be, in its discretion shall determine. The provisions contained in this subparagraph (iii) shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the stock subject to the Option or Right is registered pursuant to Section 12 of the Exchange Act and if the holder of such Option or Right is a director or officer of the Company or beneficial owner of shares of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e) (3) of the Code) prior to the expiration of such six-month period; and/or

               (iv) to determine that, with respect to any such consolidation, merger or acquisition of the properties or assets of the Company, that the holder of an Option or Right thereafter, on the full exercise thereof, shall be entitled to receive the number of Shares or other securities or cash or property to which the Shares issuable upon the full exercise of the

Option or Right would have been entitled had they been outstanding immediately prior to such transaction, and in any such case, if necessary, the provisions of such Option or Right with respect to the rights and interests thereafter of the holder thereof shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Shares or other securities or cash or property thereafter deliverable on the exercise of such Option or Right.

XIV. RIGHT TO TERMINATE EMPLOYMENT

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option or Right; and it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XV. PURCHASE FOR INVESTMENT

Except as hereafter provided, the holder of an Option or Right granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale of any such Shares shall be made only pursuant to either (a) a Registration Statement or an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current, or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XVI.RESTRICTIONS ON SHARES ACQUIRED PURSUANT TO EXERCISE OF OPTION OR RIGHT

(a) Restrictions on Transfer or Other Disposition of Shares. So long as the restrictions imposed by this Article XVI shall be effective pursuant to subparagraph (j) of this Article XVI below, an employee to whom an Option or Right is granted hereunder (and, in the event of his or her death, his or her heirs, executors, administrators and personal representatives) shall not, either directly or indirectly, and whether by operation of law or otherwise, sell, assign, transfer, encumber (except as permitted by Article VI hereof) or otherwise dispose of all or any part of the Shares acquired pursuant to the exercise of the Option or Right without the prior written consent of the Company, except (i) by will or the laws of descent and distribution subject to the terms of this Article XVI, or (ii) as provided in subparagraphs (b),
(c), (d), or (f) hereof. No terms of this Article XVI shall be construed as permitting transfers of Shares in any manner which contravenes restrictions on transfers of shares provided in the By-laws of the Company.

(b) Termination of Employment --Offer of Shares to the Board of Directors and Purchase Price. In the event that the employment of any employee (to whom an Option or Right is granted hereunder) with the Company, or a parent corporation or any subsidiary corporation thereof, is terminated at any time during the period in which the limitations set forth in this Article XVI are imposed:

          (i) due to voluntary termination by such employee (other than voluntary termination by the employee in anticipation of being discharged for cause (as defined in Article XII hereof)) or due to termination by the Company without cause, the employee immediately shall offer (and in the event that the employee fails to so offer or is unable to do so, shall be deemed to have so offered) to the Board of Directors for purchase by the Company or, in the Board of Directors' discretion, its designee or designees, all of the employee's Shares acquired pursuant to the exercise Option or Right. The price per Share at which such Shares shall be offered, or deemed to have been offered, shall be the fair market value per share as determined in accordance with subparagraph (e) below

          (ii) due to discharge for cause (which shall include voluntary resignation by the employee in anticipation of being discharged for cause), the employee shall immediately offer (and in the event that the employee fails to so offer or is unable to do so, shall be deemed to have so offered) to the Board of Directors for purchase by the Company or, in the discretion of the Board of Directors, its designee or designees, all the employee's Shares acquired pursuant to the exercise of an Option of Right. The price per share at which such Shares shall be offered, or deemed to have been offered, shall be the lesser of the price per

     Share paid by the employee for such Shares or the book value per Share of such Shares ($0.01 per share if book value is negative), as determined by the Chief Financial Officer or the Vice President, Finance of the Company on an unaudited basis from the financial records of the Company as of the last day of the month ending immediately prior to the date of termination of the employee's employment; or

          (iii) due to death or disability (as described in Section 22(e) (3) of the Code) the employee, his or her executor, personal representative, or administrator shall offer (or in the event that the employee or such representative fails to offer or is unable to do so, shall be deemed to have so offered) no later than ninety (90) days after such event to the Board of Directors for purchase by the Company or, in the discretion of the Board of Directors, its designee or designees, all of the employee's Shares acquired pursuant to the exercise of an Option or Right. The price per Share at which such Shares shall be offered or deemed to have been offered, shall be the fair market value per share, as determined in accordance with subparagraph (e) below.

     In the event any Shares subject to an Option or Right had not been acquired, as of the time of the termination of employment of the holder of such Option or Right, pursuant to the exercise of such Option or Right, and if any such Shares subsequently are acquired pursuant to the exercise of such Option or Right by such holder or a representative of such holder pursuant to Article XII hereof, the provisions of this subparagraph (b) shall apply to such Shares immediately upon such exercise of the Option or Right.

     As used throughout this Plan the term "designee" or "designees" may include one or more entities and/or natural persons. In the event the Board of Directors designates one or more designees to elect to purchase some or all of the Shares, the Board of Directors will determine the priority of rights among the designees and amount of Shares each designee will be entitled to purchase as well as how the Shares which any given designee elects not to purchase will be allotted among the remaining designees.

(c) Company Election/Employee Put.

         (i) Unless otherwise provided herein, the Board of Directors may elect to purchase (or designate one or more designees who may then elect to purchase) all or any part of the Shares offered or deemed to have been offered under the provisions of this Article XVI, subparagraphs
     (b), (f) or (i), within the time limits specified in subparagraph (g) of this Article XVI. In the event neither the Board of

     Directors, on behalf of the Company, and/or its designee or designees, elect to purchase all of the Shares within such time frame, then the employee shall have the right to require the Company to purchase all, or the balance of such Shares, as the case may be, at the purchase price determined by subparagraph (b), (f) or (i) of this Article XVI (whichever is applicable under the circumstances). This right granted to the employee is referred to herein as the "Put."

          (ii) The Put shall be nontransferable, except by the employee to his or her named beneficiary or executor or administrator upon his or her death or to his or her guardian or committee upon his or her permanent incapacity, and may be exercised only once. Such exercise may occur only during the thirty (30) day period following the notice by the Board of Directors, or its designee or designees, of its or their election not to purchase all of the Shares, or within thirty (30) days following the expiration of the applicable period granted by subparagraph (g) of this Article XVI for the Board of Directors, on behalf of the Company, or for the Board of Directors' designee or designees, for their own account or accounts, to exercise its or their election to so purchase the Shares; provided, however, if such thirtieth
     (30th) day is a Saturday, Sunday or federal holiday, the employee or his or her proper transferee shall have until the next regular business day immediately succeeding such thirtieth (30th) day. (The latest date by which the Put may be exercised is referred to herein as the "Final Exercise Date"). The employee shall deliver to the Secretary of the Company written notice (the "Notice") of his or her intent to exercise the Put on or prior to the Final Exercise Date. Failure to timely deliver such Notice shall result in cancellation of the Put. The Notice shall state the number of Shares, up to the full amount to which the Put is exercisable, with respect to which the employee intends to exercise the Put.

          (iii) Notwithstanding anything to the contrary set forth in this subparagraph (c), in the event the company (A) does not have the necessary surplus available to it to legally repurchase the Shares under applicable corporation law, or (B) has repurchased more than twenty (20%) percent of its common stock over the prior six (6) month period whether or not due to the exercise of Puts by employee-shareholders of the Company, then, and in either such event, the employee's right to Put the Shares to the Company will be null and void; provided, however, in such event the employee may seek to dispose of his or her Shares in accordance with subparagraph (d) of this Article XVI hereof.

(d) Procedure for Employee to Sell Shares.

          (i) So long as the employee is employed by the Company, the employee may sell, assign, transfer or otherwise dispose of any or all of the Shares acquired pursuant to the exercise of any such Option or Right to holders of record of shares of the Company's Common Stock who are at that time employed by the Company, or permitted assigns, provided that the employee first notifies the Board of Directors in writing, setting forth in reasonable detail the terms and conditions of the proposed sale of such Shares and the identity of the intended purchaser (who must be an employee of the Company, a bona fide purchaser and the sale to whom must be legally permissible), and shall first offer such Shares to the Company for purchase by the Company or its designee or designees on the same terms and conditions. The offer shall remain open for acceptance or rejection by the Board of Directors, on behalf of the Company, and/or the Company's designee or designees, for a period of thirty (30) days after its receipt. If neither the Board of Directors nor the Company's designee or designees elects within said thirty (30) day period to purchase all, but not less than all, of such Shares so offered, the employee shall thereafter be entitled to sell all, but not less than all, such Shares for a period of sixty (60) days, but only in the manner set forth by such employee in his or her offer to the Company and only on the terms and conditions set forth therein, and if such Shares are not sold to such proposed purchaser in such manner and on such terms and conditions within such sixty (60) day period, then the restrictions of this subsection (i) of this subparagraph (d) shall again become effective with respect to such Shares as if no offer to sell such Shares had been made to the Company.

          (ii) In the event that the employee's employment with the Company terminates for any reason whatsoever and (A) neither the Company nor its designee or designees accepts in full the employee's offer to the Company to sell all the Shares acquired pursuant to the exercise of any Option or Right pursuant to subparagraph (b) of this Article XVI, and (B) the employees Put is void (as provided in subparagraph (c) (iii) of this Article XVI), then and in such event the employee (or his or her personal representative or representatives) may sell, assign, transfer or otherwise dispose of all such Shares in accordance with the provisions of subsection (d) (i) above.

(e) Fair Market Value. The fair market value of Shares for purposes of this
Article XVI shall be determined in accordance with Article VI hereof.


(f) Employee Bankruptcy. Except as otherwise provided in subparagraph (h) of this Article XVI, if an employee to whom an Option or Right is granted hereunder files a voluntary petition in bankruptcy or a petition for the appointment of a receiver, or makes an assignment for the benefit of creditors, or such proceedings be filed or instituted against such employee, or if any person obtains an attachment or other legal or equitable interest in any of the Shares owned by the employee acquired pursuant to the exercise of an Option or Right, and in the event of any of the aforesaid involuntary acts (insofar as the employee is concerned) the same are not dismissed, nullified, or removed within sixty (60) days after institution thereof, the Board of Directors shall forthwith have the right (but not the obligation) to purchase for the account of the Company or permit the Company's designee or designees the right to purchase for its of their respective account or accounts all of such Shares owned by the employee, and such Shares shall be deemed promptly to have been offered for sale to the Company or its designee or designees, as the case may be. The price at which Shares shall be offered to the Company pursuant to the provision of this subparagraph (f) shall be the fair market value thereof, as determined in accordance with subparagraph
(e) of this Article XVI.

(g) Offer to Company. Any offer of Shares required to be made or deemed to have been made by an employee or his or her representatives under any provisions of this Article XVI, or upon receipt by the Board of Directors of any offer which the employee may make pursuant to subparagraph (d) of this
Article XVI, shall be made to the Board of Directors in writing and, unless otherwise specified herein, the Board of Directors shall have a period of thirty (30) days after the date that such offer is received (or deemed to have been received) to accept or reject the same. The Company or its designee or designees shall consummate the purchase of Shares offered to or required to be purchased by it under any provisions hereof on such date as the Company or its designee or designees shall designate in its acceptance of the offer, which date shall be not more than ninety (90) days after the date of such acceptance or the employee's exercise of his or her Put unless otherwise specified herein.

(h) Shares subject to Company's Security Interest; Remedies Under the Note. Notwithstanding the provisions of subparagraphs (b) and (f) above, if all or any part of the

Shares are pledged to the Company as collateral security under a promissory note delivered as partial payment for Shares acquired pursuant to the exercise of an Option, as and to the extent permitted pursuant to Article VI above, the Shares shall nevertheless remain subject to all of the terms and conditions of this Article XVI and the Company shall have all the rights and remedies set forth in this Article XVI and in such note, which rights and remedies are cumulative and not exclusive.

(i) Transfer Vio1ations. If any transfer of Shares is made or attempted contrary to the terms of this Article XVI, said transfer shall be null and void, said Shares shall be deemed to have been offered to the Board of Directors, and the Board of Directors shall have the right to purchase, for the account of the Company, or the Company's designee or designees shall have the right to purchase for its or their own account or accounts, such Shares from the owner thereof or his or her transferee at any time before or after the transfer, at the prices and on the terms established in subparagraph (b)
(ii) of this Article XVI. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by injunction or specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any Shares contrary to the provisions of this Article XVI and the Company may retain and/or recover all dividends or other distributions in respect of such Shares which were paid or payable subsequent to the date on which the prohibited transfer was made or attempted.

(j) Termination of Limitations. The limitations imposed in this Article XVI shall terminate with respect to any Shares owned by an employee upon the later to occur of (i) the consummation of the transfer of the Shares following (A) the acceptance by the Board of Directors or its designee or designees of the offer, or deemed offer, to purchase the employee's Shares pursuant to subparagraph (b) of this Article XVI upon the termination of the employee's employment with the Company, or (B) the exercise by the employee of his or her Put, in either case following the termination of the employee's employment by the Company, or (ii) the sale of the Shares to the Company or one or more designees pursuant to the terms of subparagraphs (d), (f) or (i) of this Article XVI, or (iii) a registered public offering under the Securities Act of the Company's Common Stock is consummated.

(k) Tender of Stock. Any Shares which the Board of Directors elects to purchase under this Article XVI for the account of the Company, or which the Company's designee or designees elect to purchase for their own account or accounts, shall be tendered to the Board of Directors or such designee or designees by the delivery of the certificate or certificates therefor, duly endorsed, or accompanied by stock powers executed in blank at the Company's principal office on the date and at the time specified by the Board of Directors, or such designee or designees, with the appropriate documentary stock transfer tax stamps, if any, affixed or provided for. In the case of a purchase from a legal representative, the certificate or certificates representing the Shares shall also be accompanied by letters testamentary, letters of administration or other appropriate certificate of appointment of the representative, a certified copy of the Will, if any, an Affidavit to the effect that all legacies, debts, claims and taxes have been paid or are amply provided for and all other applicable estate tax waivers and releases of tax liens.

(l) Changes in Number of Shares. In the event of a merger, consolidation or reorganization of the Company, or any stock split, spin-off, split-up, split-off, stock dividend, stock distribution, recapitalization, reclassification, combination of shares, exchange of shares, or other similar change in the capital stock of the Company, any shares of capital stock of the Company or any successor to the Company issued in respect of Shares acquired pursuant to the exercise of an Option or Right shall be subject to the restrictions imposed by this Article XVI and shall be considered Shares for the purposes of this Article XVI, and the price per share at which the Company or the Company's designee or designees shall be entitled or required to purchase Shares hereunder shall be appropriately adjusted, if required, to reflect such merger, consolidation, reorganization, stock split, spin-off, split-up, split-off, stock dividend, stock distribution, recapitalization, reclassification, combination of shares, exchange of shares or other similar change in the capital stock of the Company.

(m) Modification of Restrictions. The Board of Directors or the Committee, as the case may be, shall, at the time of grant of any Options or Right hereunder, have the authority in its sole discretion to alter or modify any and all of the provisions set forth in this Article XVI.

XVII. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which the Option or Right has been exercised shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person or persons.


The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option or Right granted hereunder, and the Board of Directors or the Committee, as the case may be, may issue such "stop transfer" instructions to its transfer agent in respect of such Shares, as the Board of Directors or the Committee, as the case may be, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of this Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in
Section 421(b) of the Code, of Shares transferred upon exercise of any Incentive Option granted under the Plan.

Except as otherwise provided in subparagraph (k) of

Article XVI above, the Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.

All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVIII. WITHOLDING TAXES

The Company may require an employee (or former employee) exercising a Right or a Nonqualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs (or employed) such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe.

XIX. LISTING OF SHARES AND RELATED MATTERS

If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the. Board of Directors.

XX. AMENDMENT OF THE PLAN

The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that wi1l (i) increase the total number of Shares reserved for Options under the plan (other than an increase merely reflecting a change in capitalization, such as a stock dividend or stock split, as provided in Article
XIII), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article VI, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of the such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of the Option or Right.

XXI. TERMINATION OR SUSPENSTION OF THE PLAN

The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXV or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option or Right may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under
Article III nevertheless shall continue after such termination or during such suspension.

XXII. GOVERNING LAW

The Plan, such Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

XXIII.  PARTIAL INVALIDITY

The invalidity or illegality of any provision herein shall not be deemed to affect the validity or legality or any other provision.

XXIV. NOTICES

All notices hereunder may be delivered by hand against receipt therefor, or shall be sent by certified or registered mail, postage prepaid, to the Company at its principal place of business, or to a holder of Shares or an Option or Right, or any permitted transferee, at his or her last known address, or the address, if any, appearing on the books of the Company.

XXV. EFFECTIVE DATE

The Plan shall become effective at 5:00 P.M., New York City time, on the Effective Date, the date on which the Plan was adopted by the Board of Directors; provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting or by the necessary written consent of stockholders within twelve (12) months before or after the Effective Date, the Plan and any Options and Rights granted hereunder shall terminate.